UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21806

Asset Allocation Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: April 30

Date of reporting period: April 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

April 30, 2016

Wells Fargo Asset Allocation Fund

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The views expressed and any forward-looking statements are as of April 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Asset Allocation Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

All three equity market indexes reversed course in mid-February 2016 as global investors regained a measure of confidence, business data improved, and central bankers reasserted their commitment to initiatives that are intended to spark economic growth.

Bond markets were volatile as well.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Asset Allocation Fund for the 12-month period that ended April 30, 2016. During the period, investors, concerned about economic growth, tended to focus on the ability of central bank policymakers globally to spur business activity. Investor sentiment shifted with the potential of each new economic data point to influence policymakers, which drove volatility in equity, interest-rate, and currency markets.

Economic conditions and central bank policies influenced equity and fixed-income markets.

In the U.S., the experience of the S&P 500 Index (the Index),1 a common measure of stock performance, illustrates shifts in investor sentiment during the period. Beginning in May 2015 through mid-August, the Index traded in a narrow range as investors sorted through conflicting economic and business data. In August, the Index fell into correction territory—defined as a loss of 10% or more—then recovered a portion of those losses and traded in a narrow range at its lower level for another month. At the end of September, the Index retested August lows then regained most of its year-to-date losses from October through December, once again dipping into correction territory in February 2016. During the first six weeks of 2016, the Index suffered the worst loss to open a year on record. Overseas, the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index2 and the MSCI Emerging Markets (EM) Index3 traced more persistently negative return patterns before bottoming early in 2016.

All three equity market indexes reversed course in mid-February 2016 as global investors regained a measure of confidence, business data improved, and central bankers reasserted their commitment to initiatives that are intended to spark economic growth. By the end of the period, the S&P 500 Index recorded a 1.7% gain and the MSCI ACWI ex USA Index and MSCI EM Index reduced their losses.

Bond markets were volatile as well. The U.S. Federal Reserve (Fed), which consistently signaled its desire to raise the federal funds rate, did so in December 2015, the first such increase since 2006. The Fed’s monetary policy tightening contrasted with actions by the European Central Bank (ECB), the People’s Bank of China (PBOC), and the Bank of Japan (BOJ), which each implemented currency and interest-rate policies that were more accommodative of business activity. The ECB and BOJ conducted bond purchasing programs similar to the Fed’s quantitative easing programs. Overseas, bond markets benefited during the period, with the Barclays Global Aggregate ex U.S. Dollar Bond Index4 gaining 6.7%. In the U.S., interest-rate increases that many investors anticipated after the Fed raised the federal funds rate were slow to occur, limiting investor interest in U.S. bonds. The Barclays U.S. Aggregate Bond Index5 and the Barclays U.S. Treasury Index6 gained 2.7% and 2.8%, respectively, during the period.

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The MSCI Emerging Markets (EM) Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[4]	The Barclays Global Aggregate ex U.S. Dollar Bond Index tracks an international basket of government, corporate, agency, and mortgage-related bonds. You cannot invest directly in an index.

[5]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

[6]	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Asset Allocation Fund	3

Shifting investor sentiment reflected changing economic and business data.

Throughout the period, changing economic and business data drove stock and bond market volatility. As the period opened, the U.S. equity bull market entered its eighth year, making it the second longest bull market of the past 50 years. U.S. unemployment data improved. Major European economies reported second-quarter gross domestic product growth.

As the summer months arrived, however, counterbalancing influences raised investor concerns. Oil prices declined once again after a spring rally. Concerns arose about Greece’s ability to repay its sovereign debt, and the U.S. dollar strengthened in anticipation of a federal funds interest-rate increase. By July 2015, equity markets were declining, led by stocks in China, which endured the largest one-day loss since 2007 on July 27, 2015.

In August 2015, China allowed its currency’s value to decline in an attempt to bolster exports and the PBOC lowered interest rates to encourage lending. In September, the Fed reported “modest to moderate growth” across sectors and regions in the U.S. In contrast, Japan’s economy contracted in the fourth quarter, China’s manufacturing sector continued to retrench, and growth appeared to slow in Europe.

As global growth concerns restrained enthusiasm, investors appeared to react to each new data point as indication that central bankers might pursue policies to accommodate economic growth. In January 2016, amid falling stock markets and oil prices globally, U.S. Treasury values fell and U.S. corporate profits declined for the second consecutive quarter. The Fed expressed hesitancy about additional monetary tightening through interest-rate increases in the near term. The BOJ implemented a negative interest-rate policy that was similar to the policy enacted by the ECB in 2014. Negative interest rates are intended to encourage banks to lend money rather than keep it on deposit. In March 2016, the ECB pushed its interest rates deeper into negative territory and expanded its bond purchases. Overall, these policy actions and intermittently positive economic data heartened investors as the period drew to a close.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Portfolio managers

Ben Inker, CFA®1

Sam Wilderman, CFA®1,2

Average annual total returns (%) as of April 30, 20163

		Including sales charge			Excluding sales charge			Expense ratios[4] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[5]
Class A (EAAFX)	7-29-1996	(11.20)	1.46	2.96	(5.78)	2.67	3.57	1.34	1.34
Class B (EABFX)*	10-3-2002	(11.08)	1.53	3.03	(6.55)	1.90	3.03	2.09	2.09
Class C (EACFX)	10-3-2002	(7.48)	1.90	2.80	(6.48)	1.90	2.80	2.09	2.09
Class R (EAXFX)	10-10-2003	–	–	–	(6.02)	2.41	3.31	1.59	1.59
Administrator Class (EAIFX)	10-3-2002	–	–	–	(5.69)	2.88	3.80	1.26	1.19
Institutional Class (EAAIX)	11-30-2012	–	–	–	(5.44)	3.04	3.88	1.01	0.99
GMO Global Asset Allocation Index[6]	–	–	–	–	(2.56)	4.54	4.56	–	–
Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	2.72	3.60	4.95	–	–
MSCI ACWI Index (Net)[8]	–	–	–	–	(5.66)	4.69	3.89	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Alternative investments, such as short sales, are speculative and entail a high degree of risk. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk, mortgage- and asset-backed securities risk, geographic risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks. The Fund invests substantially all of its assets in Asset Allocation Trust, an open-end management investment company having the same investment objective and strategy as the Fund. Any portfolio data shown for the Fund represents that of the Asset Allocation Trust.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Asset Allocation Fund	5

Growth of $10,000 investment as of April 30, 2016[9]

[1]	The Fund invests all of its investable assets directly in Asset Allocation Trust, an investment company advised by Grantham, Mayo, Van Otterloo & Co. LLC (GMO). Mr. Inker and Mr. Wilderman, the co-heads and senior members of GMO’s Asset Allocation Team, are primarily responsible for coordinating the portfolio management of Asset Allocation Trust.

[2]	Effective December 31, 2016, Sam Wilderman will leave GMO. Effective January 1, 2017, Ben Inker will be the sole portfolio manager on the Fund.

[3]	Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class. If these expenses had been included, returns for Institutional Class would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Asset Allocation Fund.

[4]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.55% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include the expenses of Asset Allocation Trust and other acquired fund fees and expenses.

[5]	The manager has contractually committed through August 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 0.87% for Class A, 1.62% for Class B, 1.62% for Class C, 1.12% for Class R, 0.64% for Administrator Class, and 0.44% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (including the expenses of Asset Allocation Trust), and extraordinary expenses are excluded from the cap. Without this cap, the Fund’s returns would have been lower.

[6]	The GMO Global Asset Allocation Index is a composite benchmark computed by GMO. Since May 1, 2007, the GMO Global Asset Allocation Index has been comprised of 65% Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Index (Net) and 35% Barclays U.S. Aggregate Bond Index. Prior to May 1, 2007, it was composed of 48.75% S&P 500 Index, 16.25% MSCI ACWI Index (Net), and 35% Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

[7]	The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS. You cannot invest directly in an index.

[8]	The MSCI ACWI Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[9]	The chart compares the performance of Class A shares for the most recent ten years with the GMO Global Asset Allocation Index, Barclays U.S. Aggregate Bond Index, and MSCI ACWI Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]	The MSCI World Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed markets country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. You cannot invest directly in an index.

[11]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[12]	The MSCI World ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of world markets excluding the U.S. You cannot invest directly in an index.

[13]	The MSCI Emerging Markets Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[14]	The MSCI Europe Value Index captures large- and mid-cap securities exhibiting overall value style characteristics across the 15 developed markets countries in Europe. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price, and dividend yield. With 220 constituents, the index targets 50% coverage of the free-float-adjusted market capitalization of the MSCI Europe Index. You cannot invest directly in an index.

[15]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[16]	Portfolio allocation is based on the investment exposures of the underlying GMO funds. Holdings are subject to change and may have changed since the date specified.

6	Wells Fargo Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its GMO Global Asset Allocation Index and the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Index (Net) benchmarks, while selected share classes outperformed the Barclays U.S. Aggregate Bond Index before sales charges, for the 12-month period that ended April 30, 2016.

■	Asset allocation decisions detracted from relative results due largely to our equity exposures. Our underweight to equities during a falling market was additive, but allocation decisions within equities detracted.

■	Both our allocation to and security selection within alternatives detracted due primarily to weakness in relative value interest rates and currency positions, which was partially offset by strength in selling put options, which oblige the seller to buy a stock at a predetermined price if the buyer of the put option wishes to sell the stock.

■	Our fixed-income allocation was additive, as strong selection offset the negative contribution from our underweight to the asset class as it outperformed the benchmark.

■	Cash/cash-plus was additive relative to the benchmark but detracted on an absolute basis due to a modest decline in the GMO Alpha Only Fund.

Equity and alternative strategy exposures detracted from both absolute and relative returns. Fixed-income positions contributed to both absolute and relative returns. Cash/cash-plus exposures contributed on a relative basis but detracted modestly from absolute returns.

Global equities, represented by the MSCI World Index (Net),10 declined 5.7% during the 12-month period. During the period, U.S. stocks recorded muted returns of 1.2%, as measured by the S&P 500 Index11 in U.S. dollar terms, which outpaced non-U.S. markets. The MSCI World ex USA Index (Net)12 declined 9.4%, while emerging markets, as measured by the MSCI Emerging Markets Index,13 and European value equities, as measured by the MSCI Europe Value Index,14 did significantly worse, chalking up negative returns of 17.9% and 14.4%, respectively. Equities fell on a variety of concerns ranging from China-related issues including falling equity markets, slowing growth, currency devaluation, and perceived haphazard policymaker response, to falling global commodity prices, to worries about overall weak global growth. A more risk-averse investment environment benefited fixed-income markets, leading the Barclays U.S. Aggregate Bond Index to return 2.7% for the period.

Ten largest holdings (%) as of April 30, 2016[15]
GMO International Equity Fund Class IV	23.12
GMO Asset Allocation Bond Fund Class VI	20.17
GMO U.S. Equity Allocation Fund Class VI	16.47
GMO Emerging Markets Fund Fund VI	13.16
GMO U.S. Treasury Fund Class IV	8.98
GMO Debt Opportunities Fund Class VI	4.77
GMO Emerging Country Debt Fund Class IV	4.67
GMO Alpha Only Fund Class IV	3.00
GMO SGM Major Markets Fund Class IV	2.98
GMO Risk Premium Fund Class VI	2.62

Equity, alternative, and cash/cash-plus strategies each detracted from absolute and relative portfolio returns. Holdings of emerging markets, European, and other international opportunistic value stocks detracted from relative returns, as those geographies experienced negative returns in U.S. dollar terms. The strengthening of the U.S. dollar negatively affected non-U.S. equity positions. Quality U.S. equity positions contributed to performance (both in absolute and relative terms), as the U.S. market outperformed. Japan holdings detracted modestly from absolute returns but were additive relative to the benchmark. Alternative strategies detracted due primarily to weakness in our relative value interest rates and currency strategy, which fell as our views about the eventual rise in long-term euro and U.K. rates and short-term weakness in the euro moved against us. Holding cash, though down modestly in absolute terms, was beneficial, as the allocation outperformed the benchmark. The Fund’s fixed-income allocation was additive in both absolute and relative terms due largely to strength in our U.S. Treasury Inflation-Protected Securities (TIPS) position, which rallied as rates fell. Both emerging country debt and asset-backed securities contributed as well.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Asset Allocation Fund	7

Portfolio allocation as of April 30, 2016[16]

We made a number of strategic changes during the period in response to changes in valuations and evolution in our portfolio management process.

Our equity allocation remained essentially unchanged during the period, though we did decrease our exposure to U.S. quality stocks while increasing our exposure to a broader set of U.S. value stocks, including some opportunistic value positions. We also lowered the Fund’s European value stock weight in favor of other international developed markets exposures. Late in the year, we rotated a modest amount of equity weight from international developed markets to U.S. holdings in recognition that the spread between our U.S. and non-U.S. equity forecasts is not extreme enough to warrant a maximum underweight to U.S. equities. Our alternatives allocation increased during the period. In addition, we built a position in our systematic global macro strategy within alternatives. The overall exposure to our fixed-income allocation decreased and our U.S. TIPS position increased. Our fixed-income allocation remains underweight the benchmark. The portfolio’s cash/cash-plus position increased. We added to the Fund’s liquidity by increasing our cash allocation.

Going forward, we see value in international stocks (both developed ex-U.S. and emerging markets value) and select alternative strategies.

We believe that equity markets are priced to deliver below-average returns, even negative in certain cases. Within equity markets, we have a strong preference for international equities over U.S. equities and for the emerging markets in particular. Within international stocks, we believe that value stocks are priced to potentially deliver a higher return than growth stocks, and emerging markets value stocks remain our favored equity asset class. We still have a preference for higher-quality stocks within the U.S. given their marginally higher expected returns and relative defensive characteristics in both recessions and market declines.

Fixed-income interest-rate spread widening, increased volatility, and more dispersion have created opportunities for risk assets beyond equities. Over the past few quarters, expected returns for U.S. corporate credit increased, especially high yield, but then fell with spread tightening at the end of the period. Credit, though, remains an opportunity we are watching closely. We continue to hold significant positions in what we perceive to be safer assets, like U.S. cash and U.S. TIPS, but did reduce our position in TIPS as prices rose late in the period. We hope to have the opportunity soon to rotate some of this capital into risk assets at more attractive valuations.

Please see footnotes on page 5.

8	Wells Fargo Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from November 1, 2015 to April 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Asset Allocation Fund	Beginning account value 11-1-2015	Ending account value 4-30-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$995.86	$4.03	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.82	$4.08	0.81%
Class B
Actual	$1,000.00	$991.84	$7.73	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.10	$7.83	1.56%
Class C
Actual	$1,000.00	$992.81	$7.74	1.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$7.84	1.56%
Class R
Actual	$1,000.00	$994.73	$5.25	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.32	1.06%
Administrator Class
Actual	$1,000.00	$996.31	$3.18	0.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.22	0.64%
Institutional Class
Actual	$1,000.00	$997.79	$2.19	0.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.21	0.44%

Please see footnote on page 9.

Fund expenses (unaudited)	Wells Fargo Asset Allocation Fund	9

Wells Fargo Asset Allocation Fund including underlying fund expenses	Beginning account value 11-1-2015	Ending account value 4-30-2016	Expenses paid during the period¹	Net annualized expense ratio
Class A
Actual	$1,000.00	$995.86	$6.96	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.89	$7.04	1.40%
Class B
Actual	$1,000.00	$991.84	$10.65	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.17	$10.77	2.15%
Class C
Actual	$1,000.00	$992.81	$10.67	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.16	$10.78	2.15%
Class R
Actual	$1,000.00	$994.73	$8.18	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.66	$8.27	1.65%
Administrator Class
Actual	$1,000.00	$996.31	$6.11	1.23%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.17	1.23%
Institutional Class
Actual	$1,000.00	$997.79	$5.12	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.17	1.03%
Asset Allocation Trust
Actual	$1,000.00	$1,000.00	$0.00	0.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.86	$0.00	0.00%
Asset Allocation Trust including underlying fund expenses
Actual	$1,000.00	$1,000.00	$2.93	0.59%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.93	$2.97	0.59%

[1]	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10	Wells Fargo Asset Allocation Fund	Portfolio of investments—April 30, 2016

Security name	Shares	Value

Investment Companies: 100.19%
Asset Allocation Trust (l)	277,827,687	$4,173,594,007

Total Investment Companies (Cost $3,019,529,780)		4,173,594,007

Total investments (Cost $3,019,529,780) *	100.19%	4,173,594,007
Other assets and liabilities, net	(0.19)	(7,955,632)

Total net assets	100.00%	$4,165,638,375

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

*	Cost for federal income tax purposes is $3,019,705,373 and unrealized gains (losses) consists of:

Gross unrealized gains	$1,154,064,227
Gross unrealized losses	(175,593)

Net unrealized gains	$1,153,888,634

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2016	Wells Fargo Asset Allocation Fund	11

Assets
Investment in affiliated investment companies, at value (cost $3,019,529,780)	$4,173,594,007
Receivable for investments sold	3,156,289
Receivable for Fund shares sold	1,810,011
Prepaid expenses and other assets	68,198

Total assets	4,178,628,505

Liabilities
Payable for Fund shares redeemed	8,757,498
Management fee payable	1,135,970
Distribution fees payable	1,041,881
Administration fees payable	682,752
Shareholder servicing fees payable	720,646
Accrued expenses and other liabilities	651,383

Total liabilities	12,990,130

Total net assets	$4,165,638,375

NET ASSETS CONSIST OF
Paid-in capital	$3,025,503,407
Accumulated net investment loss	(13,753,666)
Accumulated net realized losses on investments	(175,593)
Net unrealized gains on investments	1,154,064,227

Total net assets	$4,165,638,375

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,578,516,637
Shares outstanding – Class A1	124,224,073
Net asset value per share – Class A	$12.71
Maximum offering price per share – Class A2	$13.49
Net assets – Class B	$56,517,482
Shares outstanding – Class B1	4,442,056
Net asset value per share – Class B	$12.72
Net assets – Class C	$1,561,695,433
Shares outstanding – Class C1	127,203,301
Net asset value per share – Class C	$12.28
Net assets – Class R	$24,121,826
Shares outstanding – Class R1	1,917,433
Net asset value per share – Class R	$12.58
Net assets – Administrator Class	$157,303,270
Shares outstanding – Administrator Class[1]	12,248,809
Net asset value per share – Administrator Class	$12.84
Net assets – Institutional Class	$787,483,727
Shares outstanding – Institutional Class[1]	61,809,438
Net asset value per share – Institutional Class	$12.74

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Asset Allocation Fund	Statement of operations—year ended April 30, 2016

Investment income	$0

Expenses
Management fee	16,148,098
Administration fees
Class A	3,881,311
Class B	232,576
Class C	3,882,572
Class R	56,687
Administrator Class	315,970
Institutional Class	1,201,971
Shareholder servicing fees
Class A	4,418,345
Class B	261,162
Class C	4,421,035
Class R	63,541
Administrator Class	625,520
Distribution fees
Class B	785,054
Class C	13,263,104
Class R	64,531
Custody and accounting fees	254,825
Professional fees	45,831
Registration fees	96,961
Shareholder report expenses	508,548
Trustees’ fees and expenses	8,551
Interest expense	1,246
Other fees and expenses	79,709

Total expenses	50,617,148
Less: Fee waivers and/or expense reimbursements	(515,886)

Net expenses	50,101,262

Net investment loss	(50,101,262)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	297,669,779
Net change in unrealized gains (losses) on investments	(607,442,399)

Net realized and unrealized gains (losses) on investments	(309,772,620)

Net decrease in net assets resulting from operations	$(359,873,882)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Asset Allocation Fund	13

	Year ended April 30, 2016		Year ended April 30, 2015

Operations
Net investment loss		$(50,101,262)		$(65,915,395)
Net realized gains on investments		297,669,779		236,404,225
Net change in unrealized gains (losses) on investments		(607,442,399)		(155,453,240)

Net increase (decrease) in net assets resulting from operations		(359,873,882)		15,035,590

Distributions to shareholders from
Net investment income
Class A		(48,884,641)		(58,339,512)
Class B		(1,297,333)		(3,407,333)
Class C		(33,934,246)		(42,752,244)
Class R		(622,915)		(828,305)
Administrator Class		(5,543,203)		(12,960,484)
Institutional Class		(35,533,060)		(35,139,920)
Net realized gains
Class A		(24,077,605)		0
Class B		(1,304,394)		0
Class C		(25,337,242)		0
Class R		(347,361)		0
Administrator Class		(2,702,848)		0
Institutional Class		(15,178,439)		0

Total distributions to shareholders		(194,763,287)		(153,427,798)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	13,642,865	177,803,512	14,558,333	207,382,838
Class B	7,547	96,571	16,592	231,147
Class C	5,976,483	74,484,577	6,380,900	87,573,015
Class R	332,718	4,221,435	354,082	5,018,959
Administrator Class	2,333,815	31,186,099	6,705,890	97,155,441
Institutional Class	30,788,248	400,666,868	38,132,298	549,346,712

		688,459,062		946,708,112

Reinvestment of distributions
Class A	5,356,273	67,305,001	3,936,497	54,008,739
Class B	200,776	2,521,756	240,292	3,284,796
Class C	3,812,732	46,318,357	2,507,562	33,300,418
Class R	67,769	843,009	52,325	710,571
Administrator Class	624,765	7,927,041	914,386	12,645,966
Institutional Class	3,387,203	42,643,960	2,050,122	28,189,169

		167,559,124		132,139,659

Payment for shares redeemed
Class A	(40,732,235)	(528,037,694)	(38,741,813)	(555,287,126)
Class B	(7,535,877)	(98,253,607)	(10,839,517)	(153,255,686)
Class C	(33,952,388)	(425,743,262)	(28,354,018)	(388,473,530)
Class R	(658,843)	(8,629,956)	(611,086)	(8,589,786)
Administrator Class	(20,783,627)	(271,625,805)	(30,910,234)	(445,537,068)
Institutional Class	(45,306,726)	(578,188,246)	(16,696,806)	(237,109,775)

		(1,910,478,570)		(1,788,252,971)

Net decrease in net assets resulting from capital share transactions		(1,054,460,384)		(709,405,200)

Total decrease in net assets		(1,609,097,553)		(847,797,408)

Net assets
Beginning of period		5,774,735,928		6,622,533,336

End of period		$4,165,638,375		$5,774,735,928

Accumulated net investment loss		$(13,753,666)		$(20,178,304)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended September 30
CLASS A	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$14.10	$14.43	$13.73	$12.91	$11.70	$11.76
Net investment loss	(0.11)	(0.11)	(0.07)	(0.11)	(0.12)	(0.09)
Net realized and unrealized gains (losses) on investments	(0.72)	0.18	1.01	1.26	1.56	0.20

Total from investment operations	(0.83)	0.07	0.94	1.15	1.44	0.11
Distributions to shareholders from
Net investment income	(0.37)	(0.40)	(0.24)	(0.33)	(0.23)	(0.14)
Net realized gains	(0.19)	0.00	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.03)

Total distributions to shareholders	(0.56)	(0.40)	(0.24)	(0.33)	(0.23)	(0.17)
Net asset value, end of period	$12.71	$14.10	$14.43	$13.73	$12.91	$11.70
Total return[2]	(5.78)%	0.53%	6.92%	9.12%	12.48%	0.94%
Ratios to average net assets (annualized)
Gross expenses[3]	0.82%	0.85%	0.85%	0.84%	0.84%	0.85%
Net expenses[3]	0.82%	0.85%	0.85%	0.84%	0.84%	0.84%
Net investment loss[3]	(0.82)%	(0.85)%	(0.85)%	(0.84)%	(0.84)%	(0.84)%
Supplemental data
Portfolio turnover rate[4]	1%	0%	1%	0%	1%	1%
Net assets, end of period (000s omitted)	$1,578,517	$2,058,444	$2,398,503	$2,332,077	$2,307,609	$2,336,095

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

[4]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asset Allocation Fund	15

(For a share outstanding throughout each period)

	Year ended April 30			Year ended September 30
CLASS B	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$14.02	$14.28	$13.51	$12.66	$11.54	$11.60
Net investment loss	(0.21)[2]	(0.23)[2]	(0.13)[2]	(0.21)[2]	(0.19)[2]	(0.19)[2]
Net realized and unrealized gains (losses) on investments	(0.71)	0.20	0.99	1.26	1.51	0.21

Total from investment operations	(0.92)	(0.03)	0.86	1.05	1.32	0.02
Distributions to shareholders from
Net investment income	(0.19)	(0.23)	(0.09)	(0.20)	(0.20)	(0.07)
Net realized gains	(0.19)	0.00	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.01)

Total distributions to shareholders	(0.38)	(0.23)	(0.09)	(0.20)	(0.20)	(0.08)
Net asset value, end of period	$12.72	$14.02	$14.28	$13.51	$12.66	$11.54
Total return[3]	(6.55)%	(0.20)%	6.40%	8.40%	11.61%	0.17%
Ratios to average net assets (annualized)
Gross expenses[4]	1.57%	1.59%	1.60%	1.59%	1.59%	1.60%
Net expenses[4]	1.57%	1.59%	1.60%	1.59%	1.59%	1.59%
Net investment loss[4]	(1.57)%	(1.59)%	(1.60)%	(1.59)%	(1.59)%	(1.59)%
Supplemental data
Portfolio turnover rate[5]	1%	0%	1%	0%	1%	1%
Net assets, end of period (000s omitted)	$56,517	$165,031	$319,225	$430,116	$659,186	$917,860

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[4]	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

[5]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended September 30
CLASS C	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$13.61	$13.92	$13.20	$12.40	$11.30	$11.36
Net investment loss	(0.20)[2]	(0.22)[2]	(0.14)	(0.20)[2]	(0.19)[2]	(0.19)[2]
Net realized and unrealized gains (losses) on investments	(0.69)	0.18	0.99	1.22	1.49	0.21

Total from investment operations	(0.89)	(0.04)	0.85	1.02	1.30	0.02
Distributions to shareholders from
Net investment income	(0.25)	(0.27)	(0.13)	(0.22)	(0.20)	(0.07)
Net realized gains	(0.19)	0.00	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.01)

Total distributions to shareholders	(0.44)	(0.27)	(0.13)	(0.22)	(0.20)	(0.08)
Net asset value, end of period	$12.28	$13.61	$13.92	$13.20	$12.40	$11.30
Total return[3]	(6.48)%	(0.23)%	6.44%	8.32%	11.64%	0.18%
Ratios to average net assets (annualized)
Gross expenses[4]	1.57%	1.60%	1.60%	1.59%	1.59%	1.60%
Net expenses[4]	1.57%	1.60%	1.60%	1.59%	1.59%	1.59%
Net investment loss[4]	(1.57)%	(1.60)%	(1.60)%	(1.59)%	(1.59)%	(1.59)%
Supplemental data
Portfolio turnover rate[5]	1%	0%	1%	0%	1%	1%
Net assets, end of period (000s omitted)	$1,561,695	$2,060,672	$2,377,997	$2,399,839	$2,604,438	$2,736,064

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[4]	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

[5]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asset Allocation Fund	17

(For a share outstanding throughout each period)

	Year ended April 30			Year ended September 30
CLASS R	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$13.95	$14.28	$13.58	$12.76	$11.59	$11.66
Net investment loss	(0.14)[2]	(0.15)[2]	(0.10)	(0.14)[2]	(0.13)[2]	(0.10)
Net realized and unrealized gains (losses) on investments	(0.71)	0.18	1.01	1.26	1.52	0.19

Total from investment operations	(0.85)	0.03	0.91	1.12	1.39	0.09
Distributions to shareholders from
Net investment income	(0.33)	(0.36)	(0.21)	(0.30)	(0.22)	(0.13)
Net realized gains	(0.19)	0.00	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.03)

Total distributions to shareholders	(0.52)	(0.36)	(0.21)	(0.30)	(0.22)	(0.16)
Net asset value, end of period	$12.58	$13.95	$14.28	$13.58	$12.76	$11.59
Total return[3]	(6.02)%	0.27%	6.74%	8.92%	12.16%	0.71%
Ratios to average net assets (annualized)
Gross expenses[4]	1.06%	1.09%	1.10%	1.09%	1.09%	1.09%
Net expenses[4]	1.06%	1.09%	1.10%	1.09%	1.09%	1.09%
Net investment loss[4]	(1.06)%	(1.09)%	(1.10)%	(1.09)%	(1.09)%	(1.09)%
Supplemental data
Portfolio turnover rate[5]	1%	0%	1%	0%	1%	1%
Net assets, end of period (000s omitted)	$24,122	$30,355	$33,984	$33,934	$29,899	$23,580

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

[5]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended September 30
ADMINISTRATOR CLASS	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$14.23	$14.54	$13.84	$13.01	$11.77	$11.84
Net investment loss	(0.09)[2]	(0.09)[2]	(0.05)[2]	(0.08)[2]	(0.09)	(0.08)[2]
Net realized and unrealized gains (losses) on investments	(0.73)	0.19	1.01	1.27	1.57	0.22

Total from investment operations	(0.82)	0.10	0.96	1.19	1.48	0.14
Distributions to shareholders from
Net investment income	(0.38)	(0.41)	(0.26)	(0.36)	(0.24)	(0.17)
Net realized gains	(0.19)	0.00	0.00	0.00	0.00	0.00
Tax basis return of capital	0.00	0.00	0.00	0.00	0.00	(0.04)

Total distributions to shareholders	(0.57)	(0.41)	(0.26)	(0.36)	(0.24)	(0.21)
Net asset value, end of period	$12.84	$14.23	$14.54	$13.84	$13.01	$11.77
Total return[3]	(5.69)%	0.77%	7.01%	9.39%	12.74%	1.12%
Ratios to average net assets (annualized)
Gross expenses[4]	0.71%	0.68%	0.69%	0.67%	0.64%	0.65%
Net expenses[4]	0.64%	0.64%	0.64%	0.64%	0.62%	0.63%
Net investment loss[4]	(0.64)%	(0.64)%	(0.64)%	(0.64)%	(0.62)%	(0.63)%
Supplemental data
Portfolio turnover rate[5]	1%	0%	1%	0%	1%	1%
Net assets, end of period (000s omitted)	$157,303	$427,916	$776,035	$809,554	$1,562,582	$1,423,427

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

[5]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Asset Allocation Fund	19

(For a share outstanding throughout each period)

	Year ended April 30			Year ended September 30, 2013[2]
INSTITUTIONAL CLASS	2016	2015	2014[1]
Net asset value, beginning of period	$14.15	$14.49	$13.82	$13.01
Net investment loss	(0.06)[3]	(0.06)[3]	(0.03)	(0.05)[3]
Net realized and unrealized gains (losses) on investments	(0.72)	0.19	1.01	1.26

Total from investment operations	(0.78)	0.13	0.98	1.21
Distributions to shareholders from
Net investment income	(0.44)	(0.47)	(0.31)	(0.40)
Net realized gains	(0.19)	0.00	0.00	0.00

Total distributions to shareholders	(0.63)	(0.47)	(0.31)	(0.40)
Net asset value, end of period	$12.74	$14.15	$14.49	$13.82
Total return[4]	(5.44)%	0.99%	7.15%	9.58%
Ratios to average net assets (annualized)
Gross expenses[5]	0.47%	0.42%	0.42%	0.42%
Net expenses[5]	0.44%	0.42%	0.42%	0.42%
Net investment loss[5]	(0.44)%	(0.42)%	(0.42)%	(0.42)%
Supplemental data
Portfolio turnover rate[6]	1%	0%	1%	0%
Net assets, end of period (000s omitted)	$787,484	$1,032,319	$716,789	$679,254

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	For the period from November 30, 2012 (commencement of class operations) to September 30, 2013

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios do not include any expenses from Asset Allocation Trust. Asset Allocation Trust does not have any net expenses.

[6]	Portfolio turnover rate represents the purchase and sales of the Fund’s investment in Asset Allocation Trust and not the underlying investment transactions of Asset Allocation Trust.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Asset Allocation Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services—Investment Companies. These financial statements report on the Wells Fargo Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

The Fund invests all of its investable assets in Asset Allocation Trust, an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Asset Allocation Trust in turn invests its assets in GMO-managed mutual funds (“underlying funds”) and may be exposed to any asset class, including U.S. and foreign equities (including emerging country equities), U.S. and foreign fixed income securities (including emerging country debt securities), and, from time to time, other alternative asset classes. At April 30, 2016, the Fund owned 100% of Asset Allocation Trust. Because the Fund invests all of its assets in Asset Allocation Trust, the shareholders of the Fund bear the fees and expenses of Asset Allocation Trust which are not included in the Statement of Operations but are incurred indirectly because they are considered in the calculation of the net asset value of Asset Allocation Trust. As a result, the Fund’s actual expenses may be higher than those of other mutual funds that invest directly in securities. The financial statements of Asset Allocation Trust, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation

Investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

The Fund values its investment in Asset Allocation Trust at net asset value. The valuation of investments in securities and the underlying funds held by Asset Allocation Trust is discussed in its Notes to Financial Statements, which is included elsewhere in this report.

Investment transactions and income recognition

Investment transactions in Asset Allocation Trust are recorded on a trade date basis. Realized gains or losses resulting from investment transactions in Asset Allocation Trust are determined on the identified cost basis. Income dividends and capital gain distributions from Asset Allocation Trust are recorded on the ex-dividend date. Capital gain distributions from Asset Allocation Trust are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Net investment income is primarily derived from redemptions in Asset Allocation Trust which are deemed dividends to the Fund. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the

Notes to financial statements	Wells Fargo Asset Allocation Fund	21

Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to reversal of net realized gains from investments and deemed dividends received from Asset Allocation Trust. At April 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized losses on investments
$115,325,645	$182,341,298	$(297,666,943)

As of April 30, 2016, the Fund had a qualified late-year ordinary loss of $13,716,317 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

As of April 30, 2016, the Fund’s investment in Asset Allocation Trust was measured at fair value using the net asset value per share as a practical expedient. Asset Allocation Trust seeks to provide total return by investing in GMO managed mutual funds and may be exposed to any asset class. GMO intends to expose the assets of Asset Allocation Trust to at least 15% in fixed income investments and at least 25% in equity investments. The Fund’s investment in Asset Allocation Trust valued at $4,173,594,007 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

The Trust has entered into an investment management agreement with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The manager is responsible for implementing investment policies and guidelines of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.35% and declining to 0.235% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.25% and declined to 0.175% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.10% and declined to 0.06% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended April 30, 2016 have been included in management fee on the Statement of Operations.

For the year ended April 30, 2016, the management fee was equivalent to an annual rate of 0.33% of the Fund’s average daily net assets.

22	Wells Fargo Asset Allocation Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

	Class-level administration fee
	Current rate	Rate prior to July 1, 2015
Class A, Class B, Class C, Class R	0.21%	0.26%
Administrator Class	0.13	0.10
Institutional Class	0.13	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through August 31, 2016 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses (excluding acquired fund fees and expenses and the expenses of Asset Allocation Trust) at 0.87% for Class A shares, 1.62% for Class B shares, 1.62% for Class C shares, 1.12% for Class R shares, 0.64% for Administrator Class shares, and 0.44% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C, and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B, Class C, and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended April 30, 2016, Funds Distributor received $132,132 from the sale of Class A shares and $2,171 and $5,840 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

For the year ended April 30, 2016, the Fund made aggregate purchases and sales of $24,923,813 and $1,322,303,325, respectively, in its investment into Asset Allocation Trust.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $200,000,000 revolving credit agreement whereby each Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.20% of the unused balance is allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and the annual commitment fee was equal to 0.10% of the unused balance is allocated to each participating fund.

During the year ended April 30, 2016, the Fund had average borrowings outstanding of $88,369 at an average rate of 1.41% and paid interest in the amount of $1,246.

Notes to financial statements	Wells Fargo Asset Allocation Fund	23

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended April 30, 2016 and April 30, 2015 were as follows:

	Year ended April 30
	2016	2015
Ordinary income	$125,818,234	$153,427,798
Long-term capital gain	68,945,053	0

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Late-year ordinary losses deferred
$64,143	$1,153,888,634	$(13,716,317)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

24	Wells Fargo Asset Allocation Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Asset Allocation Fund (formerly known as the Wells Fargo Advantage Asset Allocation Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from October 1, 2013 to April 30, 2014, and each of the years or periods in the three-year period ended September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2016, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Asset Allocation Fund as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally acceptable accounting principles.

Boston, Massachusetts

June 27, 2016

Other information (unaudited)	Wells Fargo Asset Allocation Fund	25

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 13.88% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $68,945,053 was designated as long-term capital gain distributions for the fiscal year ended April 30, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $73,124,948 of income dividends paid during the fiscal year ended April 30, 2016 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended April 30, 2016. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$7,583,457	$0.0229	31.25%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

26	Wells Fargo Asset Allocation Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 141 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization) (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Asset Allocation Fund	27

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007**	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 69 funds and Assistant Treasurer of 72 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

**	Debra Ann Early was the Chief Compliance Officer until May 15, 2016.

28	Asset Allocation Trust	Portfolio of investments—April 30, 2016

Security name			Shares	Value

Investment Companies: 99.75%
GMO Alpha Only Fund Class IV (l)			5,670,608	$125,093,604
GMO Asset Allocation Bond Fund Class VI (l)			37,674,764	840,147,231
GMO Debt Opportunities Fund Class VI (l)			7,986,950	198,635,441
GMO Emerging Country Debt Fund Class IV (l)			20,853,185	194,560,218
GMO Emerging Markets Fund Class VI (l)			63,069,368	548,072,810
GMO International Equity Fund Class IV (l)			48,044,225	963,286,721
GMO Risk Premium Fund Class VI (l)			11,697,575	109,255,353
GMO SGM Major Markets Fund Class IV (l)†			3,720,323	124,221,589
GMO U.S. Equity Allocation Fund Class VI (l)			47,013,971	685,933,831
GMO U.S. Treasury Fund Class IV (l)			14,953,574	373,988,876

Total Investment Companies (Cost $4,247,421,828)				4,163,195,674

	Interest rate	Maturity date	Principal
Short-Term Investments: 0.33%

Time Deposit: 0.33%
State Street Bank Euro Dollar	0.01%	5-2-2016	$13,556,501	13,556,501

Total Short-Term Investments (Cost $13,556,501)				13,556,501

Total investments in securities (Cost $4,260,978,329) *	100.08%	4,176,752,175
Other assets and liabilities, net	(0.08)	(3,158,168)

Total net assets	100.00%	$4,173,594,007

(l)	The issuer of the security is an affiliated person of the Trust as defined in the Investment Company Act of 1940.

†	Non-income-earning security

*	Cost for federal income tax purposes is $4,307,806,551 and unrealized gains (losses) consists of:

Gross unrealized gains	$72,675,384
Gross unrealized losses	(203,729,760)

Net unrealized losses	$(131,054,376)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—April 30, 2016	Asset Allocation Trust	29

Assets
Investments
In affiliated investment companies, at value (cost $4,247,421,828)	$4,163,195,674
In unaffiliated securities, at value (cost $13,556,501)	13,556,501

Total investments, at value (cost $4,260,978,329)	4,176,752,175
Receivable for dividends	134,903
Receivable from administrator	4,218
Prepaid expenses and other assets	10

Total assets	4,176,891,306

Liabilities
Payable for investments purchased	134,891
Payable for Fund shares redeemed	3,156,289
Accrued expenses and other liabilities	6,119

Total liabilities	3,297,299

Total net assets	$4,173,594,007

NET ASSETS CONSIST OF
Paid-in capital	$4,378,141,378
Accumulated net realized losses on investment	(120,321,217)
Net unrealized losses on investments	(84,226,154)

Total net assets	$4,173,594,007

COMPUTATION OF NET ASSET VALUE
Net assets	$4,173,594,007
Shares outstanding[1]	277,827,687
Net asset value per share	$15.02

[1]	The Fund has an unlimited number of authorized shares.

The accompanying notes are an integral part of these financial statements.

30	Asset Allocation Trust	Statement of operations—year ended April 30, 2016

Investment income
Dividends from affiliated investment companies	$177,178,632
Interest	1,178

Total investment income	177,179,810

Expenses
Custody and accounting fees	13,003
Professional fees	43,078
Shareholder report expenses	3,354
Other fees and expenses	9,766

Total expenses	69,201
Less: Fee waivers and/or expense reimbursements	(69,201)

Net expenses	0

Net investment income	177,179,810

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Sale of affiliated investment companies	(126,378,285)
Capital gain distributions from affiliated investment companies	90,949,765

Net realized losses on investments	(35,428,520)
Net change in unrealized gains (losses) on investments	(451,524,050)

Net realized and unrealized gains (losses) on investments	(486,952,570)

Net decrease in net assets resulting from operations	$(309,772,760)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Asset Allocation Trust	31

	Year ended April 30, 2016		Year ended April 30, 2015

Operations
Net investment income		$177,179,810		$180,682,539
Net realized gains (losses) on investments		(35,428,520)		268,798,562
Net change in unrealized gains (losses) on investments		(451,524,050)		(368,526,446)

Net increase (decrease) in net assets resulting from operations		(309,772,760)		80,954,655

Capital share transactions	Shares		Shares
Contributions	1,681,911	24,923,813	1,138,693	17,801,755
Withdrawals	(89,492,154)	(1,325,036,804)	(60,631,016)	(947,107,473)

Net decrease in net assets resulting from capital share transactions		(1,300,112,991)		(929,305,718)

Total decrease in net assets		(1,609,885,751)		(848,351,063)

Net assets
Beginning of period		5,783,479,758		6,631,830,821

End of period		$4,173,594,007		$5,783,479,758

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

32	Asset Allocation Trust	Financial highlights

(For a share outstanding throughout each period)

	Year ended April 30			Year ended September 30
	2016	2015	2014[1]	2013	2012	2011
Net asset value, beginning of period	$15.82	$15.60	$14.52	$13.19	$11.64	$11.43
Net investment income	0.64	0.49	0.19	0.49	0.42	0.21
Net realized and unrealized gains (losses) on investments	(1.44)	(0.27)	0.89	0.84	1.13	0.00 [2]

Total from investment operations	(0.80)	0.22	1.08	1.33	1.55	0.21
Net asset value, end of period	$15.02	$15.82	$15.60	$14.52	$13.19	$11.64
Total return[3]	(5.06)%	1.41%	7.44%	10.08%	13.32%	1.84%
Ratios to average net assets (annualized)
Gross expenses[4]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net expenses[4]	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income[4]	3.60%	2.90%	2.12%	3.23%	3.10%	1.64%
Supplemental data
Portfolio turnover rate	24%	42%	40%	36%	31%	22%
Net assets, end of period (000s omitted)	$4,173,594	$5,783,480	$6,631,831	$6,694,019	$7,174,474	$7,447,698

[1]	For the seven months ended April 30, 2014. The Fund changed its fiscal year end from September 30 to April 30, effective April 30, 2014.

[2]	Amount is less than $0.005.

[3]	Returns for periods of less than one year are not annualized.

[4]	Excludes expenses incurred indirectly through investment in underlying funds.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Asset Allocation Trust	33

1. ORGANIZATION

Asset Allocation Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 14, 2005 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Trust issues its shares of beneficial interest solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. The Trust is only offered to the Wells Fargo Asset Allocation Fund, a diversified series of Wells Fargo Funds Trust, an open-end management investment company, which was organized as a Delaware statutory trust on March 10, 1999.

The Trust operates as a “fund-of-funds” which primarily invests in shares of open-end mutual funds (“underlying funds”) managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Trust, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Trust may deviate from this calculation time under unusual or unexpected circumstances.

Investments in each class of the underlying funds are valued at the net asset value per share as reported by the underlying funds. Some of the classes of the underlying funds are not publicly available.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Trust. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Investment transactions and income recognition

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Capital gain distributions from the underlying funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income

34	Asset Allocation Trust	Notes to financial statements

may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Trust intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Trust’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Trust’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Trust’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to dividends deemed paid and dividends from certain securities. At April 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$182,344,134	$(177,179,810)	$(5,164,324)

As of April 30, 2016, the Trust had capital loss carryforwards which consist of $19,808,349 in short-term capital losses and $22,475,214 in long-term capital losses.

As of April 30, 2016, the Trust had current year deferred post-October capital losses consisting of $23,780,111 in short-term losses and $7,429,321 in long-term losses which will be recognized on the first day of the following fiscal year.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Trust’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Trust’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Asset Allocation Trust	35

The following is a summary of the inputs used in valuing the Trust’s assets and liabilities as of April 30, 2016:

Investments in securities	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Investment companies	$4,163,195,674	$0	$0	$4,163,195,674

Short-term investments
Time deposit	0	13,556,501	0	13,556,501
Total assets	$4,163,195,674	$13,556,501	$0	$4,176,752,175

The Trust recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At April 30, 2016, the Trust did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

GMO, a private company founded in 1977, is the adviser to the Trust. GMO also serves as adviser to each of the underlying funds. GMO does not receive a fee from the Trust for its advisory services. However, the Trust incurs fees and expenses indirectly as a shareholder of the underlying GMO-managed funds, including its indirect share of management or other fees paid to GMO.

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company, serves as the administrator to the Trust. As administrator, Funds Management provides the Trust with facilities, equipment, and personnel. Funds Management receives no compensation from the Trust for its services. During the year ended April 30, 2016, Funds Management voluntarily reimbursed the Trust for expenses in the amount of $69,201.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended April 30, 2016 were $1,200,985,667 and $2,226,304,946, respectively.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Trust or which the Trust has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions in issuers that were either affiliates of the Trust at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliates	Capital gain distributions from affiliates
GMO Alpha Only Fund Class IV	25,484,559	440,889	20,254,840	5,670,608	$125,093,604	$9,677,707	$0
GMO Asset Allocation Bond Fund Class VI	48,938,992	4,207,361	15,471,589	37,674,764	840,147,231	76,161,407	0
GMO Debt Opportunities Fund Class VI	10,506,240	1,281,308	3,800,598	7,986,950	198,635,441	3,695,649	0
GMO Emerging Country Debt Fund Class IV	27,064,938	1,807,066	8,018,819	20,853,185	194,560,218	15,922,495	0
GMO Emerging Markets Fund Class VI	69,669,088	14,468,362	21,068,082	63,069,368	548,072,810	20,958,181	0
GMO International Equity Fund Class IV	60,484,346	3,112,805	15,552,926	48,044,225	963,286,721	36,015,836	0
GMO Risk Premium Fund Class VI	14,909,939	6,291,822	9,504,186	11,697,575	109,255,353	0	10,904,738
GMO SGM Major Markets Fund Class IV	0	4,252,734	532,411	3,720,323	124,221,589	0	0
GMO U.S. Equity Allocation Fund Class VI	52,865,604	9,350,285	15,201,918	47,013,971	685,933,831	13,785,444	79,801,938
GMO U.S. Treasury Fund Class IV	10,738,276	20,882,402	16,667,104	14,953,574	373,988,876	961,913	243,089
						$177,178,632	$90,949,765

36	Asset Allocation Trust	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

For the year ended April 30, 2016 and the year ended April 30, 2015, the Trust paid $182,344,134 and $276,634,884, respectively, of deemed dividends to Wells Fargo Asset Allocation Fund through redemptions of shares.

As of April 30, 2016, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Post-October capital losses deferred	Capital loss carryforward
$(131,054,376)	$(31,209,432)	$(42,283,563)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Asset Allocation Trust	37

BOARD OF TRUSTEES AND SHAREHOLDERS OF ASSET ALLOCATION TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Asset Allocation Trust (the “Trust”) as of April 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from October 1, 2013 to April 30, 2014, and each of the years in the three-year period ended September 30, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Trust as of April 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally acceptable accounting principles.

Boston, Massachusetts

June 27, 2016

38	Asset Allocation Trust	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 9.76% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended April 30, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $73,159,792 of income dividends paid during the fiscal year ended April 30, 2016 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the following amounts were designated as foreign taxes paid for the fiscal year ended April 30, 2016. These amounts may be less than the actual foreign taxes paid for financial statement purposes. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. None of the income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Creditable foreign taxes paid	Per share amount	Foreign income as % of ordinary income distributions
$7,583,457	$0.0273	32.24%

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Trust’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Trust are publicly available monthly on the Trust’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Trust is publicly available on the Trust’s website on a monthly, seven-day or more delayed basis. The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Trust’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at
233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Asset Allocation Trust	39

BOARD OF TRUSTEES AND OFFICERS

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of Asset Allocation Trust. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Wells Fargo family of funds consisting of 141 funds.
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is Chair of Taproot Foundation (non-profit organization), a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Wells Fargo family of funds consisting of 141 funds.
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Wells Fargo family of funds consisting of 141 funds.
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Wells Fargo family of funds consisting of 141 funds.
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant. managerial accountant.	Wells Fargo family of funds consisting of 141 funds.
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto,
		Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Wells Fargo family of funds consisting of 141 funds.

40	Asset Allocation Trust	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Other public company or investment company directorships during past 5 years
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Wells Fargo family of funds consisting of 141 funds.
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Wells Fargo family of funds consisting of 141 funds.
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Wells Fargo family of funds consisting of 141 funds.

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016*	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007**	Executive Vice President of Wells Fargo Funds Management, LLC since 2014, Senior Vice President and Chief Compliance Officer from 2007 to 2014.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

*	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

**	Debra Ann Early was the Chief Compliance Officer until May 15, 2016.

List of abbreviations	Asset Allocation Trust	41

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

242221 06-16 A224/AR224 04-16

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Asset Allocation Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Asset Allocation Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended April 30, 2016	Fiscal year ended April 30, 2015
Audit fees	$38,440	$37,580
Audit-related fees	—	—
Tax fees (1)	5,690	5,030
All other fees	—	—

	$44,130	$42,610

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Asset Allocation Trust; (2) non-audit tax or compliance consulting or training services provided to the Asset Allocation Trust by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to Asset Allocation Trust’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of Asset Allocation Trust) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for Asset Allocation Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Asset Allocation Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Asset Allocation Trust

By:

/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: June 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Asset Allocation Trust

By:

/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: June 27, 2016

By:
/s/ Jeremy DePalma
Jeremy DePalma
Treasurer

Date: June 27, 2016